                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  April 3, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

        000-53041                                         20-2735046
(Commission file number)                               (IRS employer
                                                      identification no.)

2101 42nd Avenue, Council Bluffs, Iowa                   51501-8409
(Address of principal executive offices)                 (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     Southwest Iowa Renewable Energy, LLC (the "Company") has released materials accompanying  presentations  given at the Company's  Annual  Members  Meeting on
April 3, 2008, as attached hereto at Exhibit 99.1 to Exhibit 99.4.

     The exhibits  hereto shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act"),  or otherwise  subject to the liabilities under that Section and shall not be deemed to be  incorporated  by  reference  into any  filing  of the  Company  under the
Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

   Exhibit Number   Description
   --------------   -----------

     99.1           Presentation  of Mark Drake,  President and CEO, as given at the Annual Members Meeting on April 3, 2008.

     99.2           Financial Summary  Presentation of Cindy Patterson,  CFO, as
                    given at the Annual Members Meeting on April 3, 2008.

     99.3           Presentation of Christian Dobrauc, First National Investment
                    Bank, regarding institutional  investment  opportunities and market  analysis,  as given at the Annual Members Meeting on
                    April 3, 2008.

     99.4           Presentation  of  Bill  Holbrook,   Pro  Exporter   Network,
                    regarding grain market analysis and outlook, as given at the
                    Annual Members Meeting on April 3, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                     By: /s/ Mark Drake
                                        ----------------------------------------
                                          Mark Drake
Date: April 9, 2008                       President and Chief Executive Officer
                                          (Principal Executive Officer)